                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Vinod Gupta and Stormy Dean, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                    SIGNATURE                               TITLE                                  DATE
           ------------------------           ----------------------------------              --------------
           /s/ VINOD GUPTA                    Chairman of the Board and Chief                 March 27, 2002
           ---------------                      Executive Officer (principal
           Vinod Gupta                          executive officer)


           /s/ STORMY L. DEAN                 Chief Financial Officer (principal              March 27, 2002
           ------------------                   accounting officer and principal
           Stormy L. Dean                       financial officer)


           /s/ J. ROBERT KERREY               Director                                        March 27, 2002
           --------------------
           J. Robert Kerrey


           /s/ ROB S. CHANDRA                 Director                                        March 27, 2002
           ------------------
           Rob S. Chandra


           /s/ CYNTHIA H. MILLIGAN            Director                                        March 27, 2002
           -----------------------
           Cynthia H. Milligan


           /s/ GEORGE F. HADDIX               Director                                        March 27, 2002
           --------------------
           George F. Haddix


           /s/ ELLIOT S. KAPLAN               Director                                        March 27, 2002
           --------------------
           Elliot S. Kaplan


           /s/ HAROLD ANDERSEN                Director                                        March 27, 2002
           -------------------
           Harold Andersen


           /s/ PAUL A. GOLDNER                Director                                        March 27, 2002
           -------------------
           Paul A. Goldner


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